Exhibit 99.1

FOR IMMEDIATE RELEASE

F.N.B. Corporation Receives Final Regulatory Approval

for Howard Bancorp, Inc. Merger

PITTSBURGH, PA – October 26, 2021 – F.N.B. Corporation (NYSE: FNB) announced it has received all regulatory clearances for its proposed merger with Howard Bancorp, Inc. (Howard) (NASDAQ: HBMD).

The Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency (OCC) and the Maryland Office of the Commissioner of Financial Regulation have provided final clearance for the pending FNB-Howard merger as well as the merger of Howard’s bank subsidiary, Howard Bank, into FNB’s bank subsidiary, First National Bank of Pennsylvania.

The merger between FNB and Howard will further strengthen FNB’s presence in its Mid-Atlantic Region, with the combined organization projected to assume the sixth largest deposit share position in Baltimore, MD. FNB continues to expect the merger to be 4 percent accretive to earnings per share with fully phased-in cost savings on a GAAP basis and expects the merger to enhance FNB’s profitability metrics. Additionally, FNB anticipates the tangible book value per common share impact to be minimal and expects the CET1 ratio to remain unchanged on a pro forma basis at closing.

The completion of the merger remains subject to the satisfaction of certain routine and customary closing conditions and approval by Howard stockholders, who will vote on the proposed merger at a special meeting scheduled for November 9, 2021.

The respective Boards of Directors of Howard and FNB have previously approved the agreement and Plan of Merger between FNB and Howard. As announced on July 13, 2021, Howard stockholders will be entitled to receive 1.8 shares of FNB common stock for each share of Howard common stock they own. The exchange ratio is fixed, and the transaction is expected to qualify as a tax-free exchange for Howard’s stockholders.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

F.N.B. has filed a Registration Statement on Form S-4 with the SEC, which constitutes a proxy statement of Howard and a prospectus of FNB in connection with the proposed merger, referred to as a proxy statement/prospectus, as well as other relevant documents related to the proposed transaction. The proxy statement/prospectus, which has been furnished by Howard to its stockholders, contains important information about FNB, Howard, the proposed merger and related matters.

INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

FOR IMMEDIATE RELEASE

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

The proxy statement/prospectus and other relevant materials, and any other documents FNB and Howard have filed with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents FNB has filed with the SEC by contacting James Orie, Chief Legal Officer, F.N.B. Corporation, One North Shore Center, Pittsburgh, PA 15212, telephone: (724) 983-3317; and may obtain free copies of the documents Howard has filed with the SEC by contacting Joseph Howard, Chief Legal Officer, Howard Bancorp, Inc., 3301 Boston Street, Baltimore, MD 21224, telephone: (443) 573-2664.

Participants in the Solicitation

FNB and Howard and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from Howard’s stockholders in connection with the proposed merger. Information regarding FNB’s directors and executive officers is contained in FNB’s Proxy Statement on Schedule 14A, dated March 26, 2021, and in certain of its Current Reports on Form 8-K, which are filed with the SEC. Information regarding Howard’s directors and executive officers is contained in Howard’s Proxy Statement on Schedule 14A, dated April 13, 2021, and in certain of its Current Reports on Form 8-K, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger. Free copies of these documents may be obtained as described in the preceding paragraph.

About F.N.B. Corporation

F.N.B. Corporation (NYSE: FNB), headquartered in Pittsburgh, Pennsylvania, is a diversified financial services company operating in seven states and the District of Columbia. FNB’s market coverage spans several major metropolitan areas including: Pittsburgh, Pennsylvania; Baltimore, Maryland; Cleveland, Ohio; Washington, D.C.; and Charlotte, Raleigh, Durham and the Piedmont Triad (Winston-Salem, Greensboro and High Point) in North Carolina. The Company has total assets of more than $39 billion and more than 330 banking offices throughout Pennsylvania, Ohio, Maryland, West Virginia, North Carolina, South Carolina, Washington, D.C. and Virginia.

FNB provides a full range of commercial banking, consumer banking and wealth management solutions through its subsidiary network which is led by its largest affiliate, First National Bank of Pennsylvania, founded in 1864. Commercial banking solutions include corporate banking, small business banking, investment real estate financing, government banking, business credit, capital markets and lease financing. The consumer banking segment provides a full line of consumer banking products and services, including deposit products, mortgage lending, consumer lending and a complete suite of mobile and online banking services. FNB’s wealth management services include asset management, private banking and insurance.

The common stock of F.N.B. Corporation trades on the New York Stock Exchange under the symbol “FNB” and is included in Standard & Poor’s MidCap 400 Index with the Global Industry Classification Standard (GICS) Regional Banks Sub-Industry Index. Customers, shareholders and investors can learn more about this regional financial institution by visiting the F.N.B. Corporation website at www.fnbcorporation.com.

FOR IMMEDIATE RELEASE

About Howard Bancorp, Inc.

Howard Bancorp, Inc. is the parent company of Howard Bank, a Maryland-chartered trust company operating as a commercial bank. Headquartered in Baltimore City, Maryland, Howard Bank operates a general commercial banking business through its 13 branches located throughout the Greater Baltimore Metropolitan Area. Additional information about Howard Bancorp, Inc. and Howard Bank is available on its website at www.HowardBank.com.

Cautionary Statement Regarding Forward-Looking Information

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of FNB and Howard with respect to their planned merger, the strategic benefits and financial benefits of the merger, including the expected impact of the transaction on the combined company’s future financial performance (including anticipated accretion to earnings per share and other metrics), and the timing of the closing of the transaction.

Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “will,” “should,” “project,” “goal,” and other similar words and expressions. Forward-looking statements are subject to risks, uncertainties and assumptions which may change over time or as a result of unforeseen circumstances. Future events or circumstances may change expectations or outlook and may affect the nature of the assumptions, risks and uncertainties to which forward-looking statements are subject. The forward-looking statements in this press release pertain only to the date of this press release, and FNB disclaims any obligation to update or revise any forward-looking statements, except as required by law. Actual results or future events may differ, possibly materially, from those that are anticipated in these forward-looking statements. Accordingly, we caution against placing undue reliance on any forward-looking statements.

Forward-looking statements contained in this press release are subject to, among others, the following risks, uncertainties and assumptions:

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The possibility that the anticipated benefits of the transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy, competitive factors in the areas where FNB and Howard do business, or as a result of other unexpected factors or events;

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Completion of the transaction is dependent on the satisfaction of customary closing conditions, including approval by Howard stockholders, which cannot be assured, and the timing and completion of the transaction is dependent on various factors that cannot be predicted with precision at this point;

•	The occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement;

•	Potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction;

•	The outcome of any legal proceedings that may be instituted against FNB or Howard;

•	Subsequent federal legislative and regulatory actions and reforms affecting the financial institutions’ industry may substantially impact the economic benefits of the proposed merger;

FOR IMMEDIATE RELEASE

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Unanticipated challenges or delays in the integration of Howard’s business into FNB’s and or the conversion of Howard’s technology systems and customer data may significantly increase the expense associated with the transaction; and

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Other factors that may affect future results of FNB and Howard, including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

These forward-looking statements are also subject to the principal risks and uncertainties applicable to FNB’s and Howard’s respective businesses and activities generally that are disclosed in FNB’s 2020 Annual Report on Form 10-K and in other documents FNB files with the SEC, and in Howard’s 2020 Annual Report on Form 10-K and in other documents Howard files with the SEC. FNB’s and Howard’s SEC filings are accessible on the SEC website at www.sec.gov.

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Media Contact:

Jennifer Reel, 724-983-4856, 724-699-6389 (cell)

reel@fnb-corp.com

Analyst/Institutional Investor Contact:

Lisa Constantine, 412-385-4773

constantinel@fnb-corp.com

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